REPORT ON ASSESSMENT OF COMPLIANCE WITH
REGULATION AB SERVICING CRITERIA
Principal Life Insurance Company (the “Asserting Party”) is responsible for assessing compliance as of and for the fiscal year ended December 31, 2006 (the “Reporting Period”) with the servicing criteria set forth in Section 229.1122(d) of the Code of Regulations (the “CFR”), except for criteria 229.1122(d)(1), (d)(2), (d)(3)(ii) through (iv) and (d)(4) of the CFR, which the Asserting Party has concluded are not applicable to the servicing activities it performs with the respect to the asset-backed securities transactions covered by this report (the “Applicable Servicing Criteria”). The transactions covered by this report include all asset-backed securities transactions that were conducted by the Principal Life Income Fundings Trusts registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 on Registration Statement Nos. 333-129763 and 333-129763-01 (the “Platform”), as listed in Appendix A.
The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied with, in all material respects, the Applicable Servicing Criteria for the Reporting Period with respect to the Platform taken as a whole.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period as set forth in this Assessment.
Principal Life Insurance Company

/s/ Kokmeng Koh

Kokmeng Koh
Second Vice President
Date: March 28, 2007

APPENDIX A
Principal Life Income Fundings Trust 17
Principal Life Income Fundings Trust 18
Principal Life Income Fundings Trust 19
Principal Life Income Fundings Trust 20
Principal Life Income Fundings Trust 21
Principal Life Income Fundings Trust 22
Principal Life Income Fundings Trust 23
Principal Life Income Fundings Trust 24
Principal Life Income Fundings Trust 25
Principal Life Income Fundings Trust 26
Principal Life Income Fundings Trust 27
Principal Life Income Fundings Trust 2006-1
Principal Life Income Fundings Trust 2006-2
Principal Life Income Fundings Trust 2006-3
Principal Life Income Fundings Trust 2006-4
Principal Life Income Fundings Trust 2006-5
Principal Life Income Fundings Trust 2006-6
Principal Life Income Fundings Trust 2006-7
Principal Life Income Fundings Trust 2006-8
Principal Life Income Fundings Trust 2006-9
Principal Life Income Fundings Trust 2006-10
Principal Life Income Fundings Trust 2006-11
Principal Life Income Fundings Trust 2006-12
Principal Life Income Fundings Trust 2006-13
Principal Life Income Fundings Trust 2006-14
Principal Life Income Fundings Trust 2006-15
Principal Life Income Fundings Trust 2006-16
Principal Life Income Fundings Trust 2006-17
Principal Life Income Fundings Trust 2006-18
Principal Life Income Fundings Trust 2006-19
Principal Life Income Fundings Trust 2006-20
Principal Life Income Fundings Trust 2006-21
Principal Life Income Fundings Trust 2006-22
Principal Life Income Fundings Trust 2006-23
Principal Life Income Fundings Trust 2006-24
Principal Life Income Fundings Trust 2006-25
Principal Life Income Fundings Trust 2006-26
Principal Life Income Fundings Trust 2006-27
Principal Life Income Fundings Trust 2006-28
Principal Life Income Fundings Trust 2006-29
Principal Life Income Fundings Trust 2006-30
Principal Life Income Fundings Trust 2006-31
Principal Life Income Fundings Trust 2006-32

Principal Life Income Fundings Trust 2006-33
Principal Life Income Fundings Trust 2006-34
Principal Life Income Fundings Trust 2006-35
Principal Life Income Fundings Trust 2006-36
Principal Life Income Fundings Trust 2006-37
Principal Life Income Fundings Trust 2006-38
Principal Life Income Fundings Trust 2006-39
Principal Life Income Fundings Trust 2006-40
Principal Life Income Fundings Trust 2006-41
Principal Life Income Fundings Trust 2006-42
Principal Life Income Fundings Trust 2006-43
Principal Life Income Fundings Trust 2006-44
Principal Life Income Fundings Trust 2006-45
Principal Life Income Fundings Trust 2006-46
Principal Life Income Fundings Trust 2006-47
Principal Life Income Fundings Trust 2006-48
Principal Life Income Fundings Trust 2006-49
Principal Life Income Fundings Trust 2006-50
Principal Life Income Fundings Trust 2006-51
Principal Life Income Fundings Trust 2006-52
Principal Life Income Fundings Trust 2006-53
Principal Life Income Fundings Trust 2006-54
Principal Life Income Fundings Trust 2006-55
Principal Life Income Fundings Trust 2006-56
Principal Life Income Fundings Trust 2006-57
Principal Life Income Fundings Trust 2006-58
Principal Life Income Fundings Trust 2006-59
Principal Life Income Fundings Trust 2006-60
Principal Life Income Fundings Trust 2006-61
Principal Life Income Fundings Trust 2006-62
Principal Life Income Fundings Trust 2006-63
Principal Life Income Fundings Trust 2006-64
Principal Life Income Fundings Trust 2006-65
Principal Life Income Fundings Trust 2006-66
Principal Life Income Fundings Trust 2006-67
Principal Life Income Fundings Trust 2006-68
Principal Life Income Fundings Trust 2006-69
Principal Life Income Fundings Trust 2006-70
Principal Life Income Fundings Trust 2006-71
Principal Life Income Fundings Trust 2006-72
Principal Life Income Fundings Trust 2006-73
Principal Life Income Fundings Trust 2006-74
Principal Life Income Fundings Trust 2006-75
Principal Life Income Fundings Trust 2006-76
Principal Life Income Fundings Trust 2006-77
Principal Life Income Fundings Trust 2006-78

Principal Life Income Fundings Trust 2006-79
Principal Life Income Fundings Trust 2006-80
Principal Life Income Fundings Trust 2006-81
Principal Life Income Fundings Trust 2006-82
Principal Life Income Fundings Trust 2006-83
Principal Life Income Fundings Trust 2006-84
Principal Life Income Fundings Trust 2006-85
Principal Life Income Fundings Trust 2006-86
Principal Life Income Fundings Trust 2006-87
Principal Life Income Fundings Trust 2006-88
Principal Life Income Fundings Trust 2006-89
Principal Life Income Fundings Trust 2006-90
Principal Life Income Fundings Trust 2006-91
Principal Life Income Fundings Trust 2006-92
Principal Life Income Fundings Trust 2006-93
Principal Life Income Fundings Trust 2006-94

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